UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 16, 2006


                               Rogers Corporation
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Massachusetts                  1-4347                    06-0513860
      -------------------          -------------------      -------------------
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

One Technology Drive
P.O. Box 188
Rogers, Connecticut                                             06263-0188
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (860) 774-9605

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        ---------------------------------

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





ITEM 1.01         Entry into a Material Definitive Agreement



On March 16, 2006, the Compensation and Organization Committee (the "Committee") of the Board of Directors of Rogers Corporation ("Rogers") approved awards of restricted stock to certain executive officers (the "2006 Awards"). The 2006 Awards are subject to the achievement of a pre-established performance goal relating to the cumulative annual growth in earnings per share of Rogers capital stock during fiscal years 2006, 2007 and 2008 as set by the Committee. No shares of restricted stock will be issued unless and until such performance goal is met. The 2006 Awards were granted pursuant to Rogers' 2005 Equity Compensation Plan (the "2005 Plan") and will vest pursuant to the performance goal established for the 2006 Awards. The form of Performance-Based Restricted Stock Award Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The 2006 Awards were granted to the following executive officers for the purpose of more closely aligning the interests of the grantees with the interests of the Company's shareholders and providing an incentive for those individuals to work for the Company's long-term success:

         Name/Title                     Target Number of Shares

         Robert C. Daigle                          1,600
            Vice President of Research
             & Development and Chief
             Technology Officer

         Paul B. Middleton                         1,050
         Corporate Controller

         John A. Richie                            1,450
            Vice President, Human Resources

         Robert M. Soffer                          1,050
            Vice President, Treasurer and
            Secretary

         Robert D. Wachob                          7,000
            President and Chief Executive
               Officer



         The exact number of shares of restricted stock that will be issued to each of the executive officers listed above will depend upon where the actual performance achieved during fiscal years 2006, 2007 and 2008 falls on a performance scale set by the Committee, which ranges from 0% to 200% of the target number of shares specified above.


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


         Also on March 16, 2006, the Committee approved a special 2005 bonus of $20,000 for Paul B. Middleton, Corporate Controller, for his efforts as Acting Chief Financial Officer.


ITEM 9.01         Financial Statements and Exhibits

(c) Exhibits.

         Exhibit No.       Description

10.1* Form of Performance-Based Restricted Stock Award Agreement under the 2005
      Plan, filed herewith.


*    Management Contract.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            ROGERS CORPORATION


                            By:       /s/  Robert M. Soffer
                                      ---------------------------------------
                            Name:  Robert M. Soffer
                            Title:    Vice President, Treasurer and Secretary


Date:  May 10, 2006


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



                                  EXHIBIT INDEX

     Exhibit No.           Description


10.1* Form of Performance-Based Restricted Stock Award Agreement under the 2005
      Plan, filed herewith.





*      Management Contract.



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